VALIC COMPANY I
Small-Mid Growth Fund
Supplement to the Prospectus and Statement of Additional Information
dated October 1, 2010
In the Fund Summary for the Small-Mid Growth Fund (the “Fund”) under “Investment Manager” and in the Management section under “Wells Capital Management Incorporated,” the disclosure with respect to Edward Rick, IV as a portfolio manager of the Fund is deleted in its entirety. In addition, all references to Mr. Rick in the Statement of Additional Information are deleted in their entirety. Linda Z. Freeman, Jeffrey S. Drummond, Jeffrey Harrison and Paul Carder will continue to serve as portfolio managers of the Fund.
Date: October 7, 2010